Exhibit 10.2
ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of the 31st day of December, 2008 (the “Effective Date”) by and among PULTE HOME CORPORATION, a Michigan corporation (“Assignor”) and SPT — SWRC, LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the owner of certain real property located in Riverside County, California described on Exhibit A attached hereto (the “Property”).
     B. Assignor has entered into those certain contracts relating to the Property listed on Exhibit B attached hereto (the “Contracts”).
     C. Assignor has agreed to convey the Property to Assignee, and Assignee has agreed to receive the Property from Assignor.
     D. In connection with the transfer of the Property, Assignor has agreed to assign, and Assignee has agreed to assume, all rights and obligations of Assignor under the Contracts, subject to the terms and conditions of this Agreement.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:
     1. Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the Contracts.
     2. Assumption. Assignee hereby assumes and agrees to perform all of Assignor’s obligations under the Contracts from and after the Effective Date.
     3. Indemnifications. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees) directly or indirectly arising out of or related to any breach or default in Assignee’s obligations hereunder.
     4. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ASSIGNOR: PULTE HOME CORPORATION, a Michigan corporation
By:	/s/ Scott Pasternak
	Name:	Scott Pasternak
	Title:	ATTORNEY-IN-FACT

ASSIGNEE: SPT — SWRC, LLC, a Delaware limited liability company
By:
Name:
Title:

2

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ASSIGNOR: PULTE HOME CORPORATION, a Michigan corporation
By:
Name:
Title:

ASSIGNEE: SPT — SWRC, LLC, a Delaware limited liability company
By:	/s/ William A. Shopoff
	Name:	By William A. Shopoff,
	Title:	President and CEO of Shopoff Properties Trust, Inc., a Maryland corporation, as Managing Member of Shopoff General Partner, LLC, a Delaware LLC, as General Partner of Shopoff Partners, LP, a Delaware LP as Managing Member of SPT — SWRC, LLC

EXHIBIT A
LEGAL DESCRIPTION

A-1